Mineral Royalty Interest	6 Months Ended
Jun. 30, 2018
Text block1 [abstract]
Mineral Royalty Interest
14.	Mineral Royalty Interest

On August 7, 2014, the Company purchased a 1.5% net smelter return royalty interest (the “Royalty”) in the Metates properties located in Mexico from Chesapeake Gold Corp. (“Chesapeake”) for the life of mine. Under the terms of the agreement, the Company paid total upfront cash consideration of $9 million and at any time prior to August 7, 2019, Chesapeake may reacquire two-thirds ( 2⁄3) of the Royalty, or 1%, for the sum of $9 million. The Company also has a right of first refusal on any silver streaming, royalty or any other transaction on the Metates properties.

To date, no revenue has been recognized and no depletion has been taken with respect to this royalty agreement.